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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 2

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: April 8, 2003


                          PARAMCO FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

             000-32495                                  88-0430189
     (Commission File Number)              (IRS Employer Identification Number)

                        Douglas G. Gregg, Chief Executive Officer
                          Paramco Financial Group, Inc.
                       4610 South Ulster Street, Suite 150
                             Denver, Colorado 80237
                    (Address of principal executive offices)

                                 (720) 528-7303
              (Registrant's telephone number, including area code)

                       4610 South Ulster Street, Suite 150
                             Denver, Colorado 80237
          (Former name or former address, if changed since last report)



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Item 1.  Changes in Control of Registrant

         Paramco Financial Group, Inc., a Nevada corporation (the "Corporation") reincorporate in Delaware through a merger of the Corporation into Paramco Financial Group, Inc., a newly formed Delaware corporation ("Paramco Delaware") with Paramco Delaware surviving the merger. The reincorporation was effected on April 8, 2003 at 4:00 PM EDT and resulted in:

(i) the Corporation being governed by the laws of the State of Delaware;
(ii) the right to receive one share of common stock of Paramco Delaware for each ten shares of common stock of the Corporation owned as of the record date of the reincorporation;
(iii) the persons serving presently as officers and directors of the Corporation to serve in their respective capacities after the reincorporation;
(iv) the outstanding shares of Series D Convertible Preferred Stock of the Corporation being converted into 23,385,230 shares of Paramco Delaware's common stock that will represent approximately 98.7% of the total number of outstanding shares of Paramco Delaware after the reincorporation;
(v) Paramco Delaware's Certificate of Incorporation authorizing the issuance of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock;
(vi) authority to adopt the 2003 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan; and (vii) the board of directors to be divided into three classes which shall be as nearly equal in number as possible. A classified board of directors could make it more difficult for shareholders, including those holding a majority of Paramco Delaware's outstanding stock, to force an immediate change in the composition of a majority of the board of directors.

Item 7.  Financial Statements and Exhibits

   Financial Statements

         None

   Exhibits

         99.1     Press Release



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Paramco Financial Group, Inc.
                                          (a Delaware corporation)



                                          By: /s/Douglas G. Gregg
                                             ----------------------------------
                                                Douglas G. Gregg, Chief
                                                Executive Officer


Date:  April 10, 2003


                                  EXHIBIT 99.1
                                  Press Release


                              FOR IMMEDIATE RELEASE

                      PARAMCO FINANCIAL GROUP, INC. changes
                   corporate domicile from Nevada to delaware
       by merging with and into paramco financial group, inc., a Delaware cororation and changes its symbol to "PFDE"


DENVER, Colorado--April 10, 2003--Paramco Financial Group, Inc. (OTCBB:PFDE), a Delaware corporation today announced that Paramco Financial Group, Inc., a Nevada corporation (the "Corporation") changed its corporate domicile from Nevada to Delaware by merging into Paramco Financial Group, Inc., a newly formed Delaware corporation ("Paramco Delaware") with Paramco Delaware surviving the merger. The reincorporation was effected on April 8, 2003 at 4:00 PM EDT and resulted in:

(viii) the Corporation being governed by the laws of the State of Delaware;
(ix) the right to receive one share of common stock of Paramco Delaware for each ten shares of common stock of the Corporation owned as of the record date of the reincorporation;
(x) the persons serving presently as officers and directors of the Corporation to serve in their respective capacities after the reincorporation;
(xi) the outstanding shares of Series D Convertible Preferred Stock of the Corporation being converted into 23,385,230 shares of Paramco Delaware's common stock that will represent approximately 98.7% of the total number of outstanding shares of Paramco Delaware after the reincorporation;
(xii) Paramco Delaware's Certificate of Incorporation authorizing the issuance of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock;
(xiii) authority to adopt the 2003 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan; and (xiv) the board of directors to be divided into three classes which shall be as nearly equal in number as possible. A classified board of directors could make it more difficult for shareholders, including those holding a majority of Paramco Delaware's outstanding stock, to force an immediate change in the composition of a majority of the board of directors.

         Except for historical information, all of the statements, expectations and assumptions contained in the foregoing are forward-looking statements. The realization of any or all of these expectations is subject to a number of risks and uncertainties and it is possible that the assumptions made by management may not materialize.

For more information about the Corporation, please visit www.paramco.net.

Contact Information:
Paramco Financial Group, Inc., 4610 South Ulster Street, Suite 150, Denver, Colorado 80237
Phone:  720.528.7303      Fax:  720.851-8905          corpmail@paramco.net